ANNUAL REPORT


1996
1996
1996
1996
1996


SMITH BARNEY
INTERMEDIATE
MATURITY
CALIFORNIA
MUNICIPALS FUND

---------------
November 30, 1996


[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Intermediate Maturity California Municipals Fund for the year ended November 30, 1996. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined the investment strategy employed by the Fund during this time. A detailed summary of performance and current holdings for the Fund can be found in the appropriate sections that follow in the annual report.

Fund Performance Update

The Intermediate Maturity California Municipals Fund posted a total return of 5.05% for Class A shares over the period covered by this report. This performance was in line with the 5.02% average total return generated by California intermediate-term municipal bond funds, as reported by Lipper Analytical Services Inc. (Lipper is an independent fund tracking organization.) The Fund distributed dividends totaling $0.3961 per Class A share over the past twelve months; based on a net asset value of $8.55 as of November 30, 1996, this equates to an annualized distribution rate of 4.63%. For a California State resident in the top combined federal and state income tax bracket of 45.30%, the tax-free yield of 4.63% is equivalent to a taxable yield of 8.46%.

Market and Economic Overview

Throughout 1996, the U.S. economy has continued to enjoy a healthy recovery which began over six years ago. The national unemployment rate has fallen from around 7.5% in 1992, to just over 5% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of the year. In addition, the debate over whether or not the Federal Reserve Board would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September. However, during the third quarter of 1996, U.S. economic growth moderated and fears of inflation subsided. As a result, the bond market in general and municipal bonds specifically, responded positively to benign inflation numbers and moderate economic growth. The election results with the Republicans maintaining control of Congress were clearly a plus as far as the bond market was concerned. The elections provided an excellent backdrop for lower interest rates and the market responded with a powerful post-election rally.

California Economic Highlights

California's economic recovery continues to gain momentum as shown by a broad range of economic indicators. For the first time since 1990, the State's unemployment rate fell below 7%. California has continued to add manufacturing jobs while factories nationwide are showing year-to-year declines. Leading the State's manufacturing job growth were the electronics, apparel and food processing industries. California has also experienced strong non-residential real estate activity with increased sales and declining office vacancies. However, while residential housing prices have shown signs of firming, new housing starts and existing home sales have lagged behind the gains seen nationwide.

Funds Investment Strategy

The Fund's main investment thrust during the reporting period was to remain fully invested with a focus on high-grade essential service revenue bonds that would enable us to maximize performance in a lower interest rate environment. In addition, we have increased the average maturity of the Fund's portfolio. Our goal is to provide shareholders with an attractive level of tax-exempt income, believing that this is the best way to maximize shareholder value.

As of November 30, 1996, approximately 99% of the Fund's holdings were rated investment grade, (BBB/Baa and higher) by either Standard and Poor's Ratings Service or Moody's Investors Service, Inc., with about 44% of the Fund invested in triple-A bonds, the highest possible rating. (Standard and Poor's and Moodys are two major credit reporting and bond rating agencies.) The Fund's largest holdings are concentrated in housing bonds (17.1%), hospital bonds (16.7%), transportation bonds (13.6%) and water/sewer bonds (9.9%). As of November 30, 1996 the average weighted maturity of the Fund was 7.5 years.

Outlook

We believe our current investment strategy of focusing on essential service revenue bonds will enable the Fund to be well-positioned going into the first quarter of 1997. We believe interest rates should continue to decline, but as the Spring approaches we will take a fresh look at the level of interest rates, the rate of U.S. economic growth and the pattern of foreign capital flows into the U.S., and reassess our position at that time.

In closing, thank you for investing in the Smith Barney Intermediate Maturity California Municipals Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                   /s/ J P Deane

Heath B. McLendon                       Joseph P. Deane
Chairman and                            Vice President and
Chief Executive Officer                 Investment Officer

December 30, 1996

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                             -------------------
                             Beginning     End     Income    Capital    Total
Year Ended                    of Year    of Year  Dividends   Gains   Returns(1)
================================================================================
11/30/96                     $8.53       $8.55    $0.40      $0.00    5.05%
-------------------------------------------------------------------------------
11/30/95                      7.80        8.53     0.40       0.00   14.85
-------------------------------------------------------------------------------
11/30/94                      8.50        7.80     0.39       0.01   (3.65)
-------------------------------------------------------------------------------
11/30/93                      8.04        8.50     0.39       0.00   10.70
-------------------------------------------------------------------------------
Inception*-11/30/92           7.90        8.04     0.35       0.00    6.33+
================================================================================
Total                                             $1.93      $0.01
================================================================================
--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                               Net Asset Value
                             -------------------
                             Beginning     End     Income    Capital    Total
Year Ended                    of Year    of Year  Dividends   Gains   Returns(1)
================================================================================
11/30/96                     $8.52       $8.54    $0.38      $0.00     4.84%
--------------------------------------------------------------------------------
11/30/95                      7.80        8.52     0.38       0.00    14.36
--------------------------------------------------------------------------------
Inception*-11/30/94           7.76        7.80     0.02       0.00     0.72+
================================================================================
Total                                             $0.78      $0.00
================================================================================
--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                             -------------------
                             Beginning     End     Income    Capital    Total
Year Ended                    of Year    of Year  Dividends   Gains   Returns(1)
================================================================================
11/30/96                     $8.54       $8.56    $0.41      $0.00    5.22%
--------------------------------------------------------------------------------
Inception*-11/30/95           8.39        8.54     0.09       0.00    2.92+
================================================================================
Total                                             $0.50      $0.00
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
                                                 -------------------------------
                                                 Class A     Class C     Class Y
================================================================================
Year Ended 11/30/96                               5.05%       4.84%       5.22%
--------------------------------------------------------------------------------
Inception* through 11/30/96                       6.58        9.57        6.69
================================================================================
                                                        With Sales Charge(2)
                                                 -------------------------------
                                                 Class A     Class C     Class Y
================================================================================
Year Ended 11/30/96                               3.00%       3.84%       5.22%
--------------------------------------------------------------------------------
Inception* through 11/30/96                       6.15        9.57        6.69
===============================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 11/30/96)                        36.82%
--------------------------------------------------------------------------------
Class C (Inception* through 11/30/96)                        20.76
--------------------------------------------------------------------------------
Class Y (Inception* through 11/30/96)                         8.30
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, C and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A Shares of the
         Smith Barney Intermediate Maturity California Municipals Fund
               vs. Lehman Brothers 10-Year Municipal Bond Index
           and Lipper Analytical Services, Inc. Peer Group Average+
--------------------------------------------------------------------------------
                        December 1991 -- November 1996


                                   [GRAPHIC]

                Smith Barney Intermediate
                   Maturity California    Lehman Bros. 10 Year      Lipper Peer
                     Municipals Fund      Municipals Bond Index    Group Average

12/31/91                $ 9,802                 $10,000               $10,000
11/92                    10,422                  10,767                10,621
11/93                    11,537                  12,028                11,671
11/94                    11,116                  11,491                11,240
11/95                    12,767                  13,623                12,848
11/31/96                 13,412                  14,394                13,490

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1996. The Lehman Brothers 10-Year Municipal Bond Index ("Index") is a broad-based index which includes about 5,200 bonds totaling approximately $63 billion in market capitalization. The Lipper Analytical Services, Inc. Peer Group Average is composed of an average of the Fund's peer group of mutual funds (32 funds as of November 30, 1996) investing in intermediate maturity California tax-exempt bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                              November 30, 1996
--------------------------------------------------------------------------------


Industry Breakdown

                                   [GRAPHIC]

Education               9.0%
General Obligation      0.8%
Hospital               16.7%
Housing                17.1%
Miscellaneous          12.4%
Short-Term              1.9%
Solid Waste             9.6%
Tax Allocation          9.0%
Transportation         13.6%
Water & Sewer           9.9%


Summary of Investments by Combined Ratings
                                            Standard &           Percentage of
Moody's                   and/or              Poor's           Total Investments
================================================================================
  Aaa                                          AAA                   44.3%
  Aa                                           AA                    15.1
  A                                            A                     21.7
  Baa                                          BBB                   17.0*
  VMIG 1                                       SP-1                   1.9
                                                                    ------
                                                                    100.0%
                                                                    ======

* 1.2% of total investments were rated by Fitch Investors Services, Inc.

--------------------------------------------------------------------------------
Schedule of Investments                                       November 30, 1996
--------------------------------------------------------------------------------



FACE
AMOUNT          RATING                   SECURITY                                                          VALUE
===================================================================================================================
LONG-TERM INVESTMENTS -- 98.1%
Education -- 9.0%
                        California Educational Facilities Authority,
                          Revenue Bonds:
  $  945,000      AAA       College of Osteopathic Medicine,
                              5.550% due 6/1/06                                                          $  985,163
     320,000      A1*       Loyola Marymount University, Series B,
                              6.300% due 10/1/03                                                            350,000
     200,000      A2*       Mills College, 6.500% due 9/1/02                                                217,750
     500,000      AA        University of Southern California,
                              5.300% due 10/1/04                                                            520,625
     285,000      AAA   Kern High School District, Series C, MBIA-Insured,
                          (Escrowed to Maturity with U.S. Government
                          Securities), 8.750% due 8/1/03                                                    355,893
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,429,431
-------------------------------------------------------------------------------------------------------------------
General Obligation -- 0.8%
     200,000      A+    California State GO, 6.000% due 9/1/03                                              218,000
-------------------------------------------------------------------------------------------------------------------
Hospital -- 16.7%
     355,000      Aaa*  Arlington Community Hospital Corp.,
                          Parkview Community Hospital, First Mortgage
                          Revenue, (Escrowed to Maturity with
                          U.S. Government Securities), 8.000% due 6/1/04                                    392,719
                        California Health Facilities Financing Authority:
      200,000     AAA     Adventist Health System/West Agency,
                            Series B, MBIA-Insured, 6.150% due 3/1/99                                       208,750
    1,000,000     AAA     Mills-Peninsula, CONNIE LEE-Insured,
                            5.300% due 1/15/05                                                            1,027,500
      200,000     AA-     Sisters of Providence, 6.200% due 10/1/03                                         217,250
      400,000     AAA     St. Elizabeth's Hospital Project, (Pre-Refunded--
                            Escrowed with U.S. Government Securities to
                            11/5/02 Call @ 102), 5.900% due 11/15/03                                        437,500
    1,200,000     AA    California Statewide Community Development, COP,
                          St. Joseph's Health, 5.875% due 7/1/05                                          1,290,000
      345,000     AAA   City of Marysville Hospital Revenue Refunding Bonds,
                          (The Fremont-Rideout Health Group), 1993 Series A,
                          AMBAC-Insured, 5.100% due 1/1/03(a)                                               356,212
      250,000     A     Riverside County Asset Leasing Corp.,
                          Leasehold Revenue, Riverside County Hospital
                          (Project A), 6.000% due 6/1/04                                                    263,438
      310,000     BBB+++ Valley Health Systems COP, (Refunding Project),
                          6.250% due 5/15/99                                                                315,038
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,508,407
-------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------


 FACE
 AMOUNT       RATING               SECURITY                                        VALUE
===========================================================================================
Housing -- 17.1%
  $1,250,000   AAA    ABAG Financing Authority, Multi-Family Housing
                        Revenue, Series A, 5.700% mandatory
                        put 11/1/06(b)                                           $1,273,438
                      California, Home Mortgage Revenue:
     290,000   AA-      Series B-1, 5.900% due 8/1/04(b)                            300,875
     700,000   AA-      Series E-1, FHA-Insured, 5.900% due 2/1/05(b)               735,875
     700,000   AA-      Series E-1, FHA-Insured, 5.900% due 8/1/05(b)               737,625
       5,000   AA-      Single-Family Housing Revenue, Series A,
                          10.000% due 2/1/02                                          5,010
     750,000   AAA    Riverside County, Multi-Family Housing Revenue,
                        Series B, FNMA-Collateralized, 5.625%
                        mandatory put 7/1/09                                        754,687
     300,000   AAA    San Luis Obispo HFA, Multi-Family Housing Revenue,
                        (Parkwood Apartments Project), Series A,
                        FNMA-collateralized, 5.500% due 8/1/03                      305,250
     485,000   AAA    City of Santa Rosa Mortgage Revenue Refunding,
                        (Marlow Apartments Project), FHA-Insured,
                        5.600% due 9/1/05                                           489,244
-------------------------------------------------------------------------------------------
                                                                                  4,602,004
-------------------------------------------------------------------------------------------
Miscellaneous -- 12.4%
     800,000   BBB    Fresno Joint Powers Financing Authority, Series A,
                        5.750% due 9/2/98                                           803,000
     480,000   A+     Irvine Ranch Water District, Joint Powers Agency,
                        Local Pool Revenue, Issue II, 7.800% due 8/15/01            507,600
     150,000   Aaa*   Montclair Redevelopment Agency, Residential
                        Mortgage Revenue, (Escrowed to Maturity with
                        U.S. Government Securities), 7.750% due 10/1/11             174,750
                      San Francisco Downtown Parking, Series R:
     450,000   A*       6.000% due 4/1/02                                           474,187
     280,000   A*       6.150% due 4/1/03                                           298,200
                      Santa Barbara COP, (Harbor Refunding Project):
     270,000   A*       6.400% due 10/1/02                                          290,250
     285,000   A*       6.500% due 10/1/03                                          308,513
     250,000   AA-    Simi Valley Community Development Agency COP,
                        Simi Valley Business Center, Guaranty Agreement
                        with New England Mutual Life, 6.050% mandatory
                        put 10/1/99                                                 260,000
     205,000   AAA    Upland COP, (Police Building Refunding Project),
                        AMBAC-Insured, 6.200% due 8/1/02                            223,450
-------------------------------------------------------------------------------------------
                                                                                  3,339,950
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------


   FACE
   AMOUNT      RATING         SECURITY                                                     VALUE
====================================================================================================
Solid Waste -- 9.6%
                        Kings County Waste Management,
                          Solid Waste Revenue Bonds:
  $  400,000   BBB+         6.500% due 10/1/03                                         $     431,500
     310,000   BBB+         6.600% due 10/1/04                                               336,350
   1,000,000   Baa1*    South Napa Solid Waste Management Authority,
                          6.000% due 2/15/04(b)                                            1,042,500
     795,000   A*       Redding Joint Powers Financing Authority, Solid Waste
                          and Corporate Yard Revenue Bonds, Series A,
                          5.000% due 1/1/04                                                  774,130
----------------------------------------------------------------------------------------------------
                                                                                           2,584,480
----------------------------------------------------------------------------------------------------
Tax Allocation -- 9.0%
   1,000,000   Baa*     Hawthorne Community Redevelopment Agency,
                          Tax Allocation, (Redevelopment Project Area 2),
                          6.200% due 9/1/05(a)                                             1,056,250
     565,000   AAA      Lynwood Redevelopment Agency Tax Allocation,
                          (Project Area A), AMBAC-Insured, 5.125% due 7/1/03                 585,481
     750,000   A-       Paramount Redevelopment Agency Tax Allocation
                          Refunding, (Redevelopment Project Area No. 1),
                          5.800% due 8/1/03                                                  786,562
----------------------------------------------------------------------------------------------------
                                                                                           2,428,293
----------------------------------------------------------------------------------------------------
Transportation -- 13.6%
     500,000   A1*      Los Angeles County Transportation Commission, COP,
                          Series B, 6.200% due 7/1/03                                        538,125
                        Palm Springs Financing Authority, Airport Revenue,
                          Palm Springs Regional Airport, MBIA-Insured:
     200,000   AAA        5.400% due 1/1/03                                                  209,750
     400,000   AAA        5.500% due 1/1/04                                                  422,000
     350,000   A1*      Sacramento Regional Transportation, COP, Series A,
                          6.400% due 3/1/03                                                  378,875
     240,000   AAA      San Francisco Airport Improvement Corp., Lease
                          Revenue, (Escrowed to Maturity with U.S.
                          Government Securities), 8.000% due 7/1/13                          285,900
                        San Jose, Airport Revenue:
     500,000   AAA        MBIA-Insured, 5.750% due 3/1/03                                    534,375
     800,000   AAA        Series 93, FGIC-Insured, 5.400% due 3/1/04(b)                      832,000
     450,000   A-       Southern California Rapid Transit Authority, District A2,
                          Special Benefit Assessment, 6.100% due 9/1/03                      475,875
----------------------------------------------------------------------------------------------------
                                                                                           3,676,900
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT                  RATE                        SECURITY                                        VALUE
==============================================================================================================
Water & Sewer -- 9.9%
     $1,000,000          AAA        El Dorado Public Agency Financing Authority,
                                      FGIC-Insured, 5.200% due 2/15/07                            $  1,021,250
      1,000,000          AAA        Modesto Irrigation District Financing Authority
                                      Revenue, MBIA-Insured, 5.350% due 10/1/06                      1,048,750
                                    Mojave Water District, California Improvement District,
                                      (Morongo Basin):
        250,000          BBB+         6.250% due 9/1/02                                                274,689
        280,000          BBB+         6.375% due 9/1/03                                                313,600
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,658,289
--------------------------------------------------------------------------------------------------------------
                                     TOTAL LONG-TERM INVESTMENTS
                                     (Cost -- $25,146,133)                                          26,445,754
==============================================================================================================
SHORT-TERM INVESTMENTS -- 1.9%
        500,000          SP-1+      California State Revenue Anticipation Notes,
                                     Series C-5, 3.950% due 6/30/97(c)
                                    (Cost -- $500,000)                                                 500,000
==============================================================================================================
                                    TOTAL INVESTMENTS -- 100%
                                    (Cost -- $25,646,133**)                                        $26,945,754
==============================================================================================================

(a) Securities segregated by Custodian for open purchase commitment.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligations payable at par on demand at any time on more than seven days notice.
+++  Fitch Investors Services, Inc. rating.
**  Aggregate cost for Federal income tax purpose is substantially the same.

    See pages 12 and 13 for definitions of ratings and certain security descriptions.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG        --  Association of Bay Area Governments
AIG         --  American International Guaranty
AMBAC       --  American Municipal Bond Assurance Corporation
BIG         --  Bond Investors Guaranty
CGIC        --  Capital Guaranty Insurance Company
CONNIE LEE  --  College Construction Loan Insurance Association
COP         --  Certificate of Participation
EDA         --  Economic Development Authority
FLAIRS      --  Floating Adjustable Interest Rate Securities
FGIC        --  Financial Guaranty Insurance Company
FHA         --  Federal Housing Administration
FHLMC       --  Federal Home Loan Mortgage Corporation
FNMA        --  Federal National Mortgage Association
FSA         --  Federal Savings Association
GIC         --  Guaranteed Investment Contract
GNMA        --  Government National Mortgage Association
GO          --  General Obligation
HFA         --  Housing Finance Authority
IDA         --  Industrial Development Authority
IDB         --  Industrial Development Board
IDR         --  Industrial Development Revenue
INFLOS      --  Inverse Floaters
LOC         --  Letter of Credit
MBIA        --  Municipal Bond Investors Assurance Corporation
MVRICS      --  Municipal Variable Rate Inverse Coupon Security
PCFA        --  Pollution Control Financing Authority
PCR         --  Pollution Control Revenue
RIBS        --  Residual Interest Bonds
VA          --  Veterans Administration
VRDD        --  Variable Rate Daily Demand
VRWE        --  Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $25,646,133)                        $26,945,754
  Interest receivable                                                    424,290
  Deferred organization costs                                              1,004
  Receivable from investment advisor                                     110,856
--------------------------------------------------------------------------------
  Total Assets                                                        27,481,904
--------------------------------------------------------------------------------

LIABILITIES:
  Dividends payable                                                       30,609
  Distribution fees payable                                                1,064
  Accrued expenses                                                        32,075
--------------------------------------------------------------------------------
  Total Liabilities                                                       63,748
--------------------------------------------------------------------------------
Total Net Assets                                                     $27,418,156
================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                         $     3,207
  Capital paid in excess of par value                                 27,100,201
  Undistributed net investment income                                      1,289
  Accumulated net realized loss from security transactions              (986,162)
  Net unrealized appreciation of investments                           1,299,621
--------------------------------------------------------------------------------
Total Net Assets                                                     $27,418,156
================================================================================

Shares Outstanding:
  Class A                                                              2,870,090
--------------------------------------------------------------------------------
  Class C                                                                305,236
--------------------------------------------------------------------------------
  Class Y                                                                 32,102
--------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                           $8.55
--------------------------------------------------------------------------------
  Class C*                                                                 $8.54
--------------------------------------------------------------------------------
  Class Y (and redemption price)                                           $8.56
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 2.04% of net assets value per share)               $8.72
================================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended November 30, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                           $1,509,778
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                      83,248
  Audit and legal                                                        65,000
  Administration fees (Note 3)                                           55,499
  Registration fees                                                      50,000
  Distribution fees (Note 3)                                             46,005
  Shareholder and system servicing fees                                  39,000
  Shareholder communications                                             35,565
  Trustees' fees                                                         21,700
  Custody                                                                14,000
  Amortization of deferred organization costs                            12,042
  Other                                                                   9,000
-------------------------------------------------------------------------------
  Total Expenses                                                        431,059
  Less: Investment advisory and administration fee waivers
        and expense reimbursement (Note 3)                             (213,936)
-------------------------------------------------------------------------------
  Net Expenses                                                          217,123
-------------------------------------------------------------------------------
Net Investment Income                                                 1,292,655
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               4,654,182
    Cost of securities sold                                           4,632,310
-------------------------------------------------------------------------------
  Net Realized Gain                                                      21,872
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 1,288,203
    End of year                                                       1,299,621
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                11,418
-------------------------------------------------------------------------------
Net Gain on Investments                                                  33,290
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $1,325,945
===============================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets            For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                                      1996              1995
==============================================================================================
OPERATIONS:
  Net investment income                                          $ 1,292,655       $ 1,233,544
  Net realized gain (loss)                                            21,872           (71,029)
  Increase in net unrealized appreciation                             11,418         2,337,768
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                           1,325,945         3,500,283
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 4):
  Net investment income                                           (1,291,366)       (1,233,544)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                 (1,291,366)       (1,233,544)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                 4,206,393         2,161,490
  Net asset value of shares issued in connection
    with the transfer of the Smith Barney Muni Funds:
    California Limited Term Portfolio's net assets (Note 8)              --          6,851,373
  Net asset value of shares issued for reinvestment
    of dividends                                                     913,647           901,975
  Cost of shares reacquired                                       (6,462,164)       (8,859,955)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
  Fund Share Transactions                                         (1,342,124)        1,054,883
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                 (1,307,545)        3,321,622

NET ASSETS:
  Beginning of year                                               28,725,701        25,404,079
----------------------------------------------------------------------------------------------
  End of year*                                                   $27,418,156       $28,725,701
==============================================================================================
* Includes undistributed net investment income of:                    $1,289            --
==============================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1.  Significant Accounting Policies

     Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Fund and one other investment fund, the Smith Barney Intermediate Maturity New York Municipals Fund. The financial statements and financial highlights for this other fund is presented in a separate annual report.

     The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, organization costs have been deferred and are being amortized on a straight line basis over a five-year period, beginning with the commencement of the Fund's operations in December 1991.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     2.  Portfolio Concentration

     Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

     3.  Investment Advisory Agreement, Administration
         Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1996, SBMFM waived all of its investment advisory fee.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1996, SBMFM waived all of its administration fee. In addition, the investment adviser reimbursed expenses of $75,189.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended November 30, 1996, SB received sales charges of approximately $39,000 on sales of the Fund's Class A shares.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and C shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.20%.

     For the year ended November 30, 1996, total Distribution Plan fees were:

                                                             Class A    Class C
================================================================================
Distribution Plan Fees                                       $37,644    $8,361
================================================================================
     All officers and one Trustee of the Fund are employees of SB.

     4.  Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     5.  Investments

     For the year ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                            $3,987,780
-------------------------------------------------------------------------------
Sales                                                                 4,654,182
===============================================================================

     At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

===============================================================================
Gross unrealized appreciation                                      $1,313,455 *
Gross unrealized depreciation                                         (13,834)*
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $1,299,621 *
===============================================================================
* Substantially the same for Federal income tax purposes.

     6.  Capital Loss Carryforwards

     At November 30, 1996, the Fund had for Federal tax purposes approximately $986,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and year of expiration for each carryforward loss is indicated below:

                                                   11/30/01  11/30/02  11/30/03
===============================================================================
Capital Loss Carryforwards                         $22,000   $695,000  $269,000
===============================================================================

     7.  Shares of Beneficial Interest

     As of November 30, 1996, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At November 30, 1996, total paid-in capital amounted to the following for each class:

                                             Class A       Class C     Class Y
===============================================================================
Total Paid-in Capital                      $24,296,248   $2,576,862   $230,298
===============================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                          Year Ended                     Year Ended
                                      November 30, 1996              November 30, 1995
                                   -----------------------        --------------------------
                                    Shares       Amount             Shares         Amount
============================================================================================
Class A
Shares sold                         411,844     $ 3,492,374         200,184      $ 1,627,590
Net assets of shares issued
  in connection with
  transfer of the Smith Barney
  Muni Funds: California
  Limited Term Portfolio's
  net assets (Note 8)                    --              --         558,469        4,685,557
Shares issued on
  reinvestment                       96,895         816,607         107,116          875,765
Shares redeemed                    (710,606)     (6,007,948)     (1,046,887)      (8,539,501)
--------------------------------------------------------------------------------------------
Net Decrease                       (201,867)    $(1,698,967)       (181,118)     $(1,350,589)
============================================================================================
Class C
Shares sold                          84,737       $ 714,019          65,405       $  533,900
Net assets of shares issued
  in connection with
  transfer of the Smith Barney
  Muni Funds: California
  Limited Term Portfolio's
  net assets (Note 8)                    --              --         193,073        1,616,289
Shares issued on
  reinvestment                       10,006          84,206           2,539           21,251
Shares redeemed                     (53,891)       (454,216)         (2,432)         (20,454)
--------------------------------------------------------------------------------------------
Net Increase                         40,852       $ 344,009         258,585       $2,150,986
============================================================================================
Class Y
Net assets of shares issued
  in connection with
  transfer of the Smith Barney
  Muni Funds: California
  Limited Term Portfolio's
  net assets (Note 8)                    --       $      --          65,496       $  549,527
Shares issued on
  reinvestment                        1,521          12,834             588            4,959
Shares redeemed                          --              --         (35,503)        (300,000)
--------------------------------------------------------------------------------------------
Net Increase                          1,521       $  12,834          30,581       $  254,486
============================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     8.  Transfer of Net Assets

     On September 8, 1995, the Fund acquired the net assets and certain liabilities of the Smith Barney Muni Funds: California Limited Term Portfolio ("California Limited Term") pursuant to a plan of reorganization approved by California Limited Term shareholders on August 28, 1995. Total shares issued by the Fund and the total net assets of California Limited Term and the Fund on the date of the transfer were:

                                                     Total Net
                                           Shares    Assets of   Total Net
                                          Issued by  Acquired    Assets of
Acquired Portfolio                        the Fund   Portfolio   the Fund
===========================================================================
California Limited Term                    817,038  $6,851,373  $23,045,761
===========================================================================

     The total net assets of California Limited Term before the acquisition included unrealized appreciation of $155,851 and a net realized loss of $181,719. The total net assets of Intermediate Maturity California Municipals Fund immediately after the acquisition were $29,897,134. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                              1996      1995      1994      1993     1992(1)
==========================================================================================
Net Asset Value,
  Beginning of Year                        $8.53      $7.80    $8.50     $8.04     $7.90
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (2)                 0.40       0.40     0.39      0.39      0.35
  Net realized and unrealized
    gain (loss)                             0.02       0.73    (0.69)     0.46      0.14
------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                           0.42       1.13    (0.30)     0.85      0.49
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.40)     (0.40)   (0.39)    (0.39)    (0.35)
  Net realized gains                           -          -    (0.01)        -         -
------------------------------------------------------------------------------------------
Total Distributions                         (0.40)    (0.40)   (0.40)    (0.39)    (0.35)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $8.55     $8.53    $7.80     $8.50     $8.04
----------------------------------------------------- -------------------------------------
Total Return                                 5.05%    14.85%   (3.65)%   10.70%     6.33%+++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $24,537   $26,211  $25,359  $32,514    $10,667
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                               0.77%     0.75%    0.75%    0.72%      0.65%+
  Net investment income                      4.69      4.89     4.73     4.45       4.81+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        15%        8%      39%      16%        46%
==========================================================================================

(1) For the period from December 31, 1991 (inception date) to November 30, 1992.
(2) The investment adviser has waived all or part of its fees for the four years ended November 30, 1996, and the period ended November 30, 1992. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

              Per Share Decreases to             Expense Ratios
               Net Investment Income           Without Fee Waivers
          ------------------------------  ------------------------------
          1996   1995  1994  1993  1992    1996  1995  1994  1993  1992
          ----- -----  ----- ----- -----  -----  ----- ----- ----- -----
Class A   $0.07 $0.03  $0.04 $0.07 $0.11  1.54%  1.16% 1.24% 1.49% 2.18%+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                         1996     1995      1994(1)
==================================================================
Net Asset Value, Beginning of Year     $8.52     $7.80     $7.76
------------------------------------------------------------------
Income From Operations:
  Net investment income (2)             0.38      0.38      0.01
  Net realized and unrealized gain      0.02      0.72      0.05**
------------------------------------------------------------------
Total Income From Operations            0.40      1.10      0.06
------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.38)    (0.38)    (0.02)
------------------------------------------------------------------
Total Distributions                    (0.38)    (0.38)    (0.02)
------------------------------------------------------------------
Net Asset Value, End of Year           $8.54     $8.52     $7.80
------------------------------------------------------------------
Total Return                            4.84%    14.36%     0.72%+++
------------------------------------------------------------------
Net Assets, End of Year (000s)        $2,607    $2,254       $45
------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                          0.98%     0.98%     0.95%+
  Net investment income                 4.48      4.54      4.53+
------------------------------------------------------------------
Portfolio Turnover Rate                   15%        8%       39%
==================================================================

(1) For the period from November 8, 1994 (inception date) to November 30, 1994.
(2) The investment adviser has waived all or part of its fees for the two years ended November 30, 1996, and the period ended November 30, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                Per Share Decreases to              Expense Ratios
                Net Investment Income            Without Fee Waivers
               ------------------------         ---------------------
               1996    1995       1994          1996    1995    1994
               -----   -----     ------         -----   -----  ------
Class C        $0.07   $0.03     $0.00*         1.75%   1.39%  1.44%+

*   Amount represents less than $0.01 per share.
** The amount in this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                            1996     1995(1)
============================================================
Net Asset Value, Beginning of Year       $8.54     $8.39
------------------------------------------------------------
Income From Operations:
  Net investment income (2)               0.41      0.09
  Net realized and unrealized gain        0.02      0.15
------------------------------------------------------------
Total Income From Operations              0.43      0.24
------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.41)    (0.09)
------------------------------------------------------------
Total Distributions                      (0.41)    (0.09)
------------------------------------------------------------
Net Asset Value, End of Year             $8.56     $8.54
------------------------------------------------------------
Total Return                              5.22%     2.92%+++
------------------------------------------------------------
Net Assets, End of Year (000s)            $274      $261
------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                            0.59%     0.58%+
  Net investment income                   4.87      4.74+
------------------------------------------------------------
Portfolio Turnover Rate                     15%        8%
============================================================

(1)  For the period from September 8, 1995 (inception date) to November 30,
     1995.
(2) The investment adviser has waived a part of its fees for the year ended November 30, 1996 and the period ended November 30, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                Per Share Decrease to            Expense Ratio
                Net Investment Income         Without Fee Waiver
              ------------------------      ---------------------
                 1996          1995            1996         1995
                 ----          ----            ----         ----
Class Y         $0.07         $0.03            1.36%        0.99%+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     100% of the dividends paid by the Fund from net investment income for the year ended November 30, 1996, are tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 1994, and for the period from December 31, 1991 (commencement of operations) to November 30, 1992, were audited by other auditors whose report thereon, dated January 25, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                /s/ KPMG Peat Marwick LLP

New York, New York
January 13, 1997

SMITH BARNEY
INTERMEDIATE
MATURITY
CALIFORNIA
MUNICIPALS
FUND


TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
----------------------------------

A Member of TravelersGroup[LOGO]


INVESTMENT ADVISER AND
ADMINISTRATOR

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Intermediate Maturity California Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
INTERMEDIATE MATURITY
CALIFORNIA
MUNICIPALS FUND

388 Greenwich Street
New York, New York 10013


FD0310 1/97





ANNUAL REPORT


1996
1996
1996
1996
1996


SMITH BARNEY
INTERMEDIATE
MATURITY
NEW YORK
MUNICIPALS
FUND

-----------------
November 30, 1996


[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Intermediate Maturity New York Municipals Fund for the year ended November 30, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow this letter.

Fund's Performance and Investment Strategy

For the year ended November 30, 1996, the Class A shares of the Fund generated a total return of 4.85%. In comparison, the Fund's Lipper Analytical Services, Inc. New York intermediate-term municipal bond fund peer average had a total return of 5.05% over the same time period. (Lipper is an independent fund tracking organization.)

During the reporting period, the Fund maintained its high credit quality. Approximately 95% of the Fund's holdings were in investment-grade securities and roughly 42% of the Fund's investments had a triple-A rating. (An investment-grade security is a security with a rating of BBB/Baa or better from Standard & Poor's Ratings Service or Moody's Investors Service, Inc., two major credit report and bond rating agencies.)

The Fund paid dividends totaling $.4063 per Class A share over the past twelve months; based on a net asset value (NAV) of $8.47 as of November 30, 1996. This equates to an annualized distribution rate of 4.80%. For a New York State resident in the combined state and federal income tax bracket of 43.60%, the Intermediate Maturity New York Municipals Fund's tax free yield of 4.79%* is equivalent to a taxable yield of 8.49%.

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's securities will normally not be more than ten years. As of November 30, 1996, the Fund's weighted average maturity was 7.8 years. The largest sectors of the Fund were transportation bonds (16.4%), education bonds (12.8%) and hospital bonds (9.1%). At the end of the reporting period, roughly 12.9% of the Fund's portfolio was invested in general obligation bonds.

* For individuals subject to the Alternative Minimum Tax (AMT), income from some municipal bonds may be rendered taxable.

The Fund follows an investment management strategy that emphasizes high-quality issues, good call protection and broad sector diversification. In addition, the Fund's main focus is current income rather than total return. As a general rule, we concentrate on the coupon, maturity and call features of the Fund's holdings rather than the specific purpose for which the municipal bonds are being issued. Although we still favor longer maturity New York municipal bonds and discount issues over current coupon issues, the Fund's current bias has resulted in only a slight lengthening of effective maturities because we tend to retain high coupon issues to preserve dividend income over a reasonable time period.

New York Economic Highlights

Standard & Poor's Ratings Service has affirmed the single A-minus rating on New York State's general obligation debt and their outlook for the Empire State remains positive. However, we believe any additional credit quality upgrade is unlikely due to the record long delay in passing the State's fiscal 1997 budget as well as structural imbalances in the budget.

We think the key to the economic future of New York State (and New York City) is continued fiscal restraint and dealing with the added burdens from the recently enacted welfare reforms at the federal level. While New York State has room for improvement and the political climate is still challenging, we think that Governor George Pataki has made good progress in making the State more fiscally responsible and more hospitable to business.

Market Update and Outlook

Over the third quarter of 1996, long-term interest rates continued to decline in response to the modest pace of U.S. economic growth and a continuing absence of inflationary pressures. Many investors remained convinced that the Federal Reserve Board would hold short-term interest rates steady at least over the next few months.

During the second week of December, the fixed income markets experienced a sharp correction of approximately 25 basis points on 30-year U.S. Treasury bonds and roughly half that amount on municipal bonds. This market correction was triggered mostly by Federal Reserve Board Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets which was interpreted as a sign of possible future tightening of monetary policy. Moreover, the correction in the fixed income markets was further fueled by fears that Japanese investors would stop their significant buying of U.S. Treasuries. In our view, current economic fundamentals do not support either scenario.

Our Gross Domestic Product (GDP) estimate for 1997 is 2.4% and we expect a continuation of slow economic growth with moderate inflation which is why our near-term outlook for the municipal bond market remains positive. In our view, inflation should stay low due to competitive pressures in the global economy which help to keep labor costs in check. (Labor costs constitute roughly two-thirds of the total cost of all finished goods.) In addition, we believe U.S. monetary policy will probably remain stable, although we cannot rule out the possibility of a modest increase in interest rates during the first half of 1997. However, we expect that long-term interest rates are likely to trade in a 6.00% to 7.00% range in 1997.

In closing, thank you for investing in the Smith Barney Intermediate Maturity New York Municipals Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon           /s/ Peter M. Coffey

Heath B. McLendon               Peter M. Coffey
Chairman and                    Vice President and
Chief Executive Officer         Investment Officer

December 12, 1996


ANNOUNCING A NEW SYSTEMATIC INVESTMENT
PROGRAM MONTHLY MINIMUM

If you are a shareholder purchasing shares of the Intermediate Maturity New York Municipals Fund through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum initial and subsequent investment for Class A and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum initial and subsequent investment for Class A and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program. Please note that the Systematic Investment Program does not assure a profit or protect against a loss in declining markets.

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                    -------------------
                    Beginning    End       Income      Capital Gain       Total
Year Ended           of Year    of Year   Dividends    Distributions     Returns(1)
====================================================================================
11/30/96              $8.48      $8.47      $0.41          $0.00            4.85%
------------------------------------------------------------------------------------
11/30/95               7.80       8.48       0.41           0.00           14.31
------------------------------------------------------------------------------------
11/30/94               8.54       7.80       0.40           0.02           (3.97)
------------------------------------------------------------------------------------
11/30/93               8.18       8.54       0.40           0.02            9.76
------------------------------------------------------------------------------------
Inception* - 11/30/92  7.90       8.18       0.38           0.00            8.59+
====================================================================================
Total                                       $2.00          $0.04
====================================================================================

------------------------------------------------------------------------------------
Historical Performance -- Class C Shares
------------------------------------------------------------------------------------

                       Net Asset Value
                     -------------------
                     Beginning    End       Income      Capital Gain       Total
Year Ended            of Year    of Year   Dividends    Distributions     Returns(1)
=====================================================================================
11/30/96              $8.48      $8.47      $0.39          $0.00            4.64%
-------------------------------------------------------------------------------------
Inception* - 11/30/95  7.87       8.48       0.38           0.00           13.01+
=====================================================================================
Total                                       $0.77          $0.00
=====================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS,
IF ANY, ANNUALLY.


-------------------------------------------------------------------------------------
Average Annual Total Return
-------------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
                                                   -----------------------
                                                   Class A         Class C
=====================================================================================
Year Ended 11/30/96                                 4.85%           4.64%
-------------------------------------------------------------------------------------
Inception* through 11/30/96                         6.64            8.76
=====================================================================================
                                                     With Sales Charge(2)
                                                   -----------------------
                                                   Class A         Class C
=====================================================================================
Year Ended 11/30/96                                 2.79%           3.64%
-------------------------------------------------------------------------------------
Inception* through 11/30/96                         6.20            8.76
=====================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 11/30/96)                            37.19%
--------------------------------------------------------------------------------
Class C (Inception* through 11/30/96)                            18.26
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
 *  Inception dates for Class A and C shares are December 31, 1991 and
    December 5, 1994, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Intermediate Maturity New York Municipals Fund
                vs. Lehman Brothers 10 Year Municipal Bond Index
           and Lipper Analytical Services, Inc. Peer Group Average+
--------------------------------------------------------------------------------
                        December 1991 -- November 1996


                                   [GRAPHIC]


                                             Lehman Brothers
                       Smith Barney             10 Year
                   Intermediate Maturity     Municipal Bond        Lipper Peer
                 New York Municipals Funds     Fund Index         Group Average
                 -------------------------   --------------       -------------
12/31/91                $ 9,802                 $10,000             $10,000
   11/92                 10,644                  10,767              10,685
   11/93                 11,683                  12,028              11,625
   11/94                 11,219                  11,491              11,230
   11/95                 12,824                  13,623              12,796
11/30/96                 13,447                  14,394              13,383

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1996. The Lehman Brothers 10 Year Municipal Bond Index is a broad-based index comprised of approximately 5,200 bonds totaling approximately $63 billion in market capitalization. The bonds are all municipal bonds with an average maturity of
  9.8 years, an average yield of 4.93% and a duration of 7.08 years. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. Peer Group Average is an average of the Fund's peer group of mutual funds (23 funds as of November 30, 1996) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1996
--------------------------------------------------------------------------------

Industry Breakdown

                        [GRAPHIC]

                                            Percentage of
Industry                                  Total Investments
-----------------------------------------------------------
Education                                        12.8%
General Obligation                               12.9%
Government Facilities                             7.8%
Hospitals                                         9.1%
Public Facilities                                 3.9%
Industrial Development                            5.8%
Other                                            17.4%
Pollution Control                                 5.4%
Transportation                                   16.4%
Life Care Systems                                 3.6%
Water & Sewer                                     4.9%


Summary of Investments by Combined Ratings

                         Standard &           Percentage of
Moody's      and/or        Poor's           Total Investments
-------------------------------------------------------------
 Aaa                        AAA                   41.6%
 Aa                         AA                    12.0
  A                          A                    19.4*
 Baa                        BBB                   19.1
 NR                          NR                    4.4
VMIG 1                      A-1                    3.5
                                                 -----
                                                 100.0%
                                                 =====

* 15.6% of total investments were rated by Fitch Investor Services Inc.

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING                   SECURITY                          VALUE
================================================================================
Education -- 12.8%
$  400,000    AAA      Albany City School District, Series B,
                         MBIA-Insured, 6.000% due 12/15/00           $   427,500
   200,000    AAA      Canandaigua City School District,
                         AMBAC-Insured, 6.400% due 6/1/99                210,750
   200,000    AAA      Central Square Central School District,
                         FGIC-Insured, 6.500% due 6/15/99                211,500
 2,000,000    AAA      New York Educational Construction Fund,
                         Series A, MBIA-Insured, 6.500% due
                         4/1/04(a)                                     2,247,500
                       New York State Dormitory Authority,
                         Revenue Bonds:
   500,000    AAA          College and University Educational
                             Loan, MBIA-Insured, 6.200% due
                             7/1/01(b)                                   538,750
   750,000    AA           Manhattan College, Asset-Insured,
                             5.900% due 7/1/02                           796,875
 1,000,000    Baa1*        Mental Health Services, 6.000%
                             due 2/15/12                               1,037,500
   985,000    AAA      New York State Urban Development Corp.,
                         (Higher Education Project),
                         MBIA-Insured, 5.300% due 4/1/04               1,023,168
   100,000    AAA      Wappingers Central School District,
                         AMBAC-Insured, 6.250% due 12/1/99               106,125
--------------------------------------------------------------------------------
                                                                       6,599,668
--------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 0.0%
    15,000    AAA      Nursing Home Facility, FHA-Insured,
                         Series B, 7.250% due 2/15/98                     15,600
--------------------------------------------------------------------------------
Finance -- 2.1%
 1,080,000    AAA      City of Troy, Municipal Assistance
                         Corp., MBIA-Insured, 5.000% due 1/15/08       1,075,950
--------------------------------------------------------------------------------
General Obligation -- 12.9%
                       Buffalo GO:
   100,000    AAA        FGIC-Insured, 5.800% due 2/1/00                 104,875
   205,000    AAA        Series A, MBIA-Insured, 5.900% due 4/1/01       218,068
   385,000    AAA        Series B, MBIA-Insured, 5.900% due 4/1/01       409,544
   250,000    AAA      Erie County Public Improvement Project,
                         GO, FGIC-Insured, 5.500% due 1/15/00            259,375
   495,000    Baa*     Jamestown GO, Series A, 7.000% due 3/15/00        529,650
 1,000,000    AAA      Nassau County GO, Combined Sewer
                         District, Series E, MBIA-Insured,
                         5.400% due 5/1/10                             1,018,750
                       New York City GO:
 2,000,000    A+++       Series A, 7.000% due 8/1/04(a)                2,200,000
   500,000    A+++       Series B, 6.250% due 10/1/01                    530,625
                       Oyster Bay GO:
   200,000    AAA        Series B, FGIC-Insured, 6.400% due 2/1/99       209,250
   150,000    AAA        Series C, FGIC-Insured, 6.300% due 10/1/99      158,625

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING                     SECURITY                       VALUE
================================================================================
General Obligation -- 12.9% (continued)
$ 1,000,000   AAA     Yonkers GO, Unlimited, AMBAC-Insured,
                        5.125% due 8/1/10                            $   988,750
--------------------------------------------------------------------------------
                                                                       6,627,512
--------------------------------------------------------------------------------
Government Facilities -- 7.8%
                      New York State Urban Development,
                        Correctional Facilities:
  1,900,000   A+++         Series A, 6.500% due 1/1/09                 2,075,750
                           Series 3:
  1,230,000   A+++           6.700% due 1/1/99                         1,286,887
    595,000   A+++           6.800% due 1/1/00                           632,931
--------------------------------------------------------------------------------
                                                                       3,995,568
--------------------------------------------------------------------------------
Hospital -- 9.1%
    100,000   A        Monroe County IDA, Genesee Hospital, Series A,
                         6.500% due 11/1/99                              101,375
                       New York State Dormitory Authority,
                         Revenue Bonds:
    300,000   AA           Genesee Valley, Series B, FHA-
                             Insured, 6.300% due 8/1/02                  327,750
    500,000   Baa*         Nyack Hospital, Series A, 6.250% due 7/1/13   515,625
                       New York State Medical Care Facilities,
                         Revenue Bonds:
    725,000   BBB+         Health Services Facility, 6.100%, due
                             2/15/02                                     761,250
    815,000   AAA          Hospital and Nursing Home, Series A,
                             FHA-Insured, 5.500% due 8/15/04             847,600
    610,000   AA           Methodist Hospital, FHA-Insured:
                             Series A, 6.000% due 8/15/02                648,888
    555,000   AA             Series C, 6.000% due 8/15/02                579,975
    605,000   AA           Nursing Home Facility, FHA-Insured,
                             Series A, 5.650% due 8/15/02                632,980
    250,000   Baa*         Secured Hospital, Series 1991A,
                             6.625% due 8/15/98                          258,438
--------------------------------------------------------------------------------
                                                                       4,673,881
--------------------------------------------------------------------------------
Housing: Multi-Family -- 3.1%
  1,000,000   Aa*      New York State HFA Revenue, Health
                         Facilities, New York City, Series A,
                         6.000% due 11/1/08                            1,053,751
    500,000   Aa*      North Tonawanda Housing Development
                         Corp., Mortgage Revenue, Bishop
                         Gibbons, Series B, FHA-Insured,
                         6.350% due 12/15/02                             526,875
--------------------------------------------------------------------------------
                                                                       1,580,626
--------------------------------------------------------------------------------
Industrial Development -- 5.8%
    750,000   A+       United Nations Development Corp.,
                         Series A, 6.000% due 7/1/12                     774,375
  1,000,000   AAA      Utica IDA, Munson Williams, Series A,
                         MBIA-Insured, 5.500% due 7/15/16                988,750

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING                   SECURITY                          VALUE
================================================================================
Industrial Development -- 5.8% (continued)
$1,170,000    NR        Westchester County Industrial
                          Development, (AGR Realty Co. Project),
                          Revenue Bonds, 5.750% due 1/1/02            $1,200,713
--------------------------------------------------------------------------------
                                                                       2,963,838
--------------------------------------------------------------------------------
Life Care Systems -- 3.6%
 1,000,000    AAA       New York State Dormitory Authority,
                          Revenue Bond, Nursing Home Facility,
                          FHA-Insured, 6.250% due 2/1/16               1,038,750
   750,000    AAA       New York State Medical Care Facilities,
                          Long-Term Health Care Facilities,
                          Series D, CGIC-Insured, 5.750% due 11/1/02     799,688
--------------------------------------------------------------------------------
                                                                       1,838,438
--------------------------------------------------------------------------------
Miscellaneous -- 5.0%
 1,000,000    Baa1      City University of New York COP, John
                          Jay College, 6.000% due 8/15/06              1,032,500
   300,000    A+++      New York State COP, 6.900% due 3/1/98            309,000
                        New York State Municipal Bond Bank
                          Agency, Special Program Revenue:
   925,000    BBB+          Buffalo, Series A, 6.500% due 3/15/00        973,563
   250,000    A+            Rochester, Series A, 6.300% due 3/15/00      261,563
--------------------------------------------------------------------------------
                                                                       2,576,626
--------------------------------------------------------------------------------
Pollution Control -- 5.4%
                        New York State Environmental Facilities Corp.:
 1,000,000    AAA         PCR, State Water Revolving Fund,
                            Loan B, 5.200% due 5/15/14                  992,500
   155,000    Baa1*       Resource Recovery Revenue, (Huntington
                            Project), Series A, 7.375% due 10/1/99(b)   163,138
   245,000    Baa*      North Country Development Authority,
                          Solid Waste Management Systems Revenue,
                          Series A, 6.500% due 7/1/01                    256,331
                        Oneida-Herkimer Solid Waste Management
                          Authority:
   530,000    Baa*        5.900% due 4/1/98                              537,288
   800,000    Baa*        6.300% due 4/1/01                              832,000
--------------------------------------------------------------------------------
                                                                       2,781,257
--------------------------------------------------------------------------------
Pre-Refunded (d) -- 0.6%
   295,000    Baa*      North Country Development Authority,
                          Solid Waste Management Systems Revenue,
                          Series A, (Call 7/1/99 @ 102), 6.500%
                          due 7/1/01                                     317,863
--------------------------------------------------------------------------------
Public Facilities -- 3.9%
 1,250,000    AA        Monroe County Public Improvement, Series A,
                          6.000% due 3/1/16                            1,359,375

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                       SECURITY                        VALUE
================================================================================
Public Facilities -- 3.9% (continued)
$  600,000    AAA       Puerto Rico Public Buildings Authority, Public
                          Education and Health Facilities Refunding,
                          Series K, FGIC-Insured, 6.000% due 7/1/01   $  646,500
--------------------------------------------------------------------------------
                                                                       2,005,875
--------------------------------------------------------------------------------
Short-Term (e) -- 3.5%
 1,800,000    VMIG 1*   Port Authority of New York & New Jersey
                          Special Obligation, Versatile Structure
                          Revenue Bonds, Series 2, 4.100% due 5/1/19   1,800,000
--------------------------------------------------------------------------------
Transportation -- 16.4%
   750,000    AAA       Government of Guam, Limited Obligation,
                          Highway Revenue, Series A, FSA-Insured,
                          5.900% due 5/1/02                              812,813
                        Guam Transportation Authority Revenue,
                          Series A:
   560,000    BBB           5.700% due 10/1/01                           576,800
   300,000    BBB           5.900% due 10/1/02                           312,375
                        Metropolitan Transportation Authority,
                          New York Service Contract Transit
                          Facilities, Series 5:
   735,000    Baa1*         6.100% due 7/1/98                            756,130
   200,000    Baa1*         6.250% due 7/1/99                            209,250
 1,000,000    Baa1*     New York State Thruway Authority, Service
                          Contract Local Highway and Bridges, 6.000%
                          due 4/1/02                                   1,053,750
 2,000,000    AAA       Niagara Frontier Transportation Authority,
                          Greater Buffalo International Airport,
                          Series B, AMBAC-Insured, 5.750% due
                          4/1/04(b)                                    2,120,000
 1,000,000    NR        Port Authority of New York & New Jersey,
                          Revenue Bonds, 6.750% due 10/1/11            1,042,500
   920,000    A+++      Syracuse COP, Hancock International Airport,
                          6.300% due 1/1/02(b)                           997,050
   500,000    AAA       Triborough Bridge & Tunnel Authority, Special
                          Obligation Refunding, Series A, MBIA-Insured,
                          6.100% due 1/1/00                              527,500
--------------------------------------------------------------------------------
                                                                       8,408,168
--------------------------------------------------------------------------------
Utilities -- 3.1%
   750,000    A*        New York City Municipal Water Authority,
                          Water and Sewer Systems Revenue, Series A,
                          5.700% due 6/15/02                             795,936
   500,000    AAA       New York State Environmental Facilities Corp.,
                          Series A, 5.950% due 3/15/02                   537,500
   250,000    Aa*       New York State Power Authority Revenue and
                          General Purpose, Series Z, 5.850%
                          due 1/1/00                                     261,250
--------------------------------------------------------------------------------
                                                                       1,594,686
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                       SECURITY                      VALUE
================================================================================
Water & Sewer -- 4.9%
$1,390,000    AAA       Suffolk County Southwest Sewer District GO,
                          MBIA-Insured, 6.000% due 2/1/07            $ 1,522,050
 1,000,000    AAA       Suffolk County Water Authority, Waterworks
                          Revenue, MBIA-Insured, 5.100% due 6/1/09     1,010,000
--------------------------------------------------------------------------------
                                                                       2,532,050
--------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $49,316,145**)                      $51,387,606
================================================================================

(a) Security segregated by Custodian for open purchase commitment.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
+++ Fitch Investor Services Inc. rating.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See pages 13 and 14 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

     All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and
           repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FLAIRS  -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $49,316,145)                       $51,387,606
  Cash                                                                   77,068
  Receivable for securities sold                                        653,313
  Interest receivable                                                   773,149
  Receivable from investment adviser                                     75,700
  Deferred organization costs                                             1,003
--------------------------------------------------------------------------------
  Total Assets                                                       52,967,839
--------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased                                    2,325,825
  Dividends payable                                                      64,116
  Distribution fees payable                                               1,972
  Accrued expenses                                                       29,250
--------------------------------------------------------------------------------
  Total Liabilities                                                   2,421,163
--------------------------------------------------------------------------------
Total Net Assets                                                    $50,546,676
================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                             $5,968
  Capital paid in excess of par value                                50,325,774
  Undistributed net investment income                                     6,543
  Accumulated net realized loss from security transactions           (1,863,070)
  Net unrealized appreciation of investments                          2,071,461
--------------------------------------------------------------------------------
Total Net Assets                                                    $50,546,676
================================================================================

Shares Outstanding:
  Class A                                                             5,827,232
  ------------------------------------------------------------------------------
  Class C                                                               140,723
  ------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                          $8.47
  ------------------------------------------------------------------------------
  Class C*                                                                $8.47
  ------------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
  (net asset value plus 2.04% of net asset value per share)               $8.64
================================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $ 2,846,392
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                     155,102
  Administration fees (Note 2)                                          103,401
  Distribution fees (Note 2)                                             79,113
  Registration fees                                                      49,000
  Audit and legal                                                        34,700
  Shareholder communications                                             34,400
  Shareholder and system servicing fees                                  32,673
  Trustees' fees                                                         28,800
  Amortization of deferred organization costs                            12,042
  Custody                                                                11,800
  Pricing service fees                                                   10,200
  Other                                                                   8,038
--------------------------------------------------------------------------------
  Total Expenses                                                        559,269
  Less: Investment advisory and administration fee waivers (Note 2)    (215,291)
--------------------------------------------------------------------------------
  Net Expenses                                                          343,978
--------------------------------------------------------------------------------
Net Investment Income                                                 2,502,414
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              37,372,615
    Cost of securities sold                                          37,448,604
--------------------------------------------------------------------------------
  Net Realized Loss                                                     (75,989)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 2,131,894
    End of year                                                       2,071,461
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                               (60,433)
--------------------------------------------------------------------------------
Net Loss on Investments                                                (136,422)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 2,365,992
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                       1996            1995
================================================================================
OPERATIONS:
  Net investment income                           $  2,502,414     $  2,841,713
  Net realized loss                                    (75,989)        (231,580)
  Increase (decrease) in net unrealized
    appreciation                                       (60,433)       5,036,766
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             2,365,992        7,646,899
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                             (2,496,331)      (2,841,253)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (2,496,331)      (2,841,253)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   4,707,959        3,982,346
  Net asset value of shares issued
    for reinvestment of dividends                    1,697,310        1,988,128
  Cost of shares reacquired                         (8,689,089)     (19,905,297)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                         (2,283,820)     (13,934,823)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (2,414,159)      (9,129,177)
NET ASSETS:
  Beginning of year                                 52,960,835       62,090,012
--------------------------------------------------------------------------------
  End of year*                                    $ 50,546,676     $ 52,960,835
================================================================================
* Includes undistributed net investment
    income of:                                          $6,543             $460
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Fund and one other separate investment fund: the Smith Barney Intermediate Maturity California Municipals Fund. The financial statements and financial highlights for this other fund is presented in a separate annual report.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, organization costs have been deferred and are being amortized on a straight line basis over a five year period, beginning with the commencement of the Fund's operations in December 1991.

     2. Investment Advisory Agreement, Administration
        Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1996, SBMFM waived $122,796 of its investment advisory fee.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1996, SBMFM waived $92,495 of its administration fee.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended November 30, 1996, SB received sales charges of approximately $48,000 on purchases of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from initial purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended November 30, 1996, CDSCs paid to SB for Class A shares were approximately $2,000.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and C shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.20% of the average daily net assets. For the year ended November 30, 1996, total Distribution Plan fees incurred were:

                                                      Class A        Class C
================================================================================
Distribution Plan Fees                                $76,380         $2,733
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4. Fund Concentration

     Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

     5. Investments

     For the year ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $33,848,290
--------------------------------------------------------------------------------
Sales                                                               37,372,615
================================================================================

     At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                       $2,072,274 *
Gross unrealized depreciation                                             (813)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $2,071,461 *
================================================================================

* Substantially the same for Federal income tax purposes.

     6. Capital Loss Carryforward

     At November 30, 1996, the Fund had, for Federal income tax purposes, approximately $1,863,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                           2002            2003           2004
================================================================================
Carryforward Amounts                    $1,450,000       $337,000       $76,000
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     7. Shares of Beneficial Interest

     As of November 30, 1996, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At November 30, 1996, total paid-in capital amounted to the following for each class:

                                                   Class A            Class C
================================================================================
Total Paid-in Capital                             $49,153,306        $1,178,436
================================================================================

     Transactions in shares of each class were as follows:

                                     Year Ended                 Year Ended
                                  November 30, 1996          November 30, 1995
                               -----------------------    --------------------------
                                 Shares       Amount        Shares         Amount
====================================================================================
Class A
Shares sold                      452,026   $ 3,806,875       445,483   $  3,603,196
Shares issued on reinvestment    198,862     1,660,796       241,744      1,981,748
Shares redeemed               (1,024,421)   (8,544,418)   (2,443,262)   (19,905,297)
------------------------------------------------------------------------------------
Net Decrease                    (373,533)  $(3,076,747)   (1,756,035)  $(14,320,353)
====================================================================================
Class C
Shares sold                      107,515   $   901,084        45,901   $    379,150
Shares issued on reinvestment      4,379        36,514           426          6,380
Shares redeemed                  (17,498)     (144,671)            -              -
------------------------------------------------------------------------------------
Net Increase                      94,396   $   792,927        46,327   $    385,530
====================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                         1996     1995    1994     1993    1992(1)
================================================================================
Net Asset Value, Beginning of Year    $8.48    $7.80    $8.54    $8.18    $7.90
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (2)            0.41     0.41     0.40     0.40     0.38
  Net realized and unrealized
    gain (loss)                       (0.01)    0.68    (0.72)    0.38     0.28
--------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.40     1.09    (0.32)    0.78     0.66
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.41)   (0.41)   (0.40)   (0.40)   (0.38)
  Net realized gains                      -        -    (0.02)   (0.02)       -
--------------------------------------------------------------------------------
Total Distributions                   (0.41)   (0.41)   (0.42)   (0.42)   (0.38)
--------------------------------------------------------------------------------
Net Asset Value, End of Year          $8.47    $8.48    $7.80    $8.54    $8.18
--------------------------------------------------------------------------------
Total Return                           4.85%   14.31%   (3.97)%   9.76%    8.59%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $49,355  $52,568  $62,090  $67,230  $24,543
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                         0.66%    0.65%    0.65%    0.65%    0.65%+
  Net investment income                4.86     5.01     4.77     4.59     4.95+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                  67%       -       68%      22%      68%
================================================================================

(1) For the period from December 31, 1991 (inception date) to November 30, 1992.
(2) The investment adviser has waived all or part of its fees for the four years ended November 30, 1996 and for the period ended November 30, 1992. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                   Per Share Decreases to               Expense Ratios
                    Net Investment Income             Without Fee Waivers
             ---------------------------------  ---------------------------------
              1996   1995  1994   1993    1992  1996   1995   1994   1993   1992
             -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
    Class A  $0.04  $0.03  $0.03  $0.04  $0.06  1.08%  0.97%  0.98%  1.10%  1.45%+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                                1996       1995(1)
================================================================================
Net Asset Value, Beginning of Year                            $8.48       $7.87
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                                    0.39        0.38
  Net realized and unrealized gain (loss)                     (0.01)       0.61
--------------------------------------------------------------------------------
Total Income From Operations                                   0.38        0.99
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                       (0.39)      (0.38)
--------------------------------------------------------------------------------
Total Distributions                                           (0.39)      (0.38)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $8.47       $8.48
--------------------------------------------------------------------------------
Total Return                                                   4.64%      13.01%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                               $1,192        $393
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                                 0.88%       0.86%+
  Net investment income                                        4.64        4.74+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                          67%          -
================================================================================

(1) For the period from December 5, 1994 (inception date) to November 30, 1995.
(2) The investment adviser has waived all or part of its fees for the year ended November 30, 1996 and for the period ended November 30, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                       Per Share Decreases to            Expense Ratios
                        Net Investment Income          Without Fee Waivers
                       ----------------------          -------------------
                          1996         1995            1996          1995
                          -----        -----           -----         -----
    Class C               $0.02        $0.03           1.30%         1.19%+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     100% of the dividends paid by the Fund from net investment income for the year ended November 30, 1996, are tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
of Smith Barney Investment Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Intermediate Maturity New York Municipals Fund of Smith Barney Investment Trust as of November 30, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 1994 and for the period from December 31, 1991 (commencement of operations) to November 30, 1992, were audited by other auditors whose report thereon, dated January 18, 1995 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity New York Municipals Fund of Smith Barney Investment Trust as of November 30, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

New York, New York
January 9, 1997

SMITH BARNEY
INTERMEDIATE
MATURITY NEW YORK
MUNICIPALS FUND


TRUSTEES
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose


OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
--------------------------------

A Member of TravelersGroup[LOGO]


INVESTMENT ADVISER AND ADMINISTRATOR
Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR
Smith Barney Inc.


CUSTODIAN
PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Intermediate Maturity New York Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
INTERMEDIATE MATURITY
NEW YORK
MUNICIPALS FUND
388 Greenwich Street
New York, New York 10013


FD0311  1/97